MAINSTAY GROUP OF FUNDS

MainStay Retirement 2010 Fund

Supplement dated June 21, 2013 (“Supplement”) to the Summary Prospectus and Prospectus, each dated February 28, 2013, as supplemented

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for MainStay Retirement 2010 Fund (“Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Effective July 1, 2013, the first two sentences of the second paragraph in the “Principal Investment Strategies” section are replaced as follows:

The Fund seeks to achieve its investment objective by normally investing approximately 59% (within a range of 49% to 69%) of its assets in Underlying Fixed-Income Funds and approximately 41% (within a range of 31% to 51%) of its assets in Underlying Equity Funds. The Underlying Equity Funds may consist of approximately 8% (within a range of 0% to 20%) of international equity funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.